Road Show Presentation February 2011 Exhibit 99.1

Forward-Looking Information
All statements, other than statements of historical fact, contained in this presentation, including any information as to the future financial or operating performance of Swisher, constitute “forward-looking information” or “forward-looking statements” within the meaning of certain securities laws, including the provisions of the Securities Act (Ontario) and are based on the expectations, estimates and projections of management as of the date of this presentation unless otherwise stated. Forward-looking statements include, but are not limited to, possible events and statements with respect to possible events. The words “plans,” “expects,” “is expected,” “scheduled,” “estimates,” or “believes,” or similar words or variations of such words and phrases or statements that certain actions, events or results “may,” “could,” “would,” “might,” or
“will be taken,” “occur,” and similar expressions identify forward-looking statements.

Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by Swisher as of the date of such statements, are inherently subject to significant business, economic and competitive uncertainties and contingencies. The estimates and assumptions of Swisher contained in this presentation, which may prove to be incorrect, include but are not limited to, the various assumptions set forth herein as well as: (1) the trading price of Swisher’s common shares; (2) there being no significant disruptions affecting
Swisher’s operations, whether due to labour disruptions, supply disruptions, power disruptions, damage to equipment or otherwise; and (3) the acquisition described in this presentation being completed.  All of these assumptions have been derived from information currently available to
Swisher, including information obtained by Swisher from third-party sources.  These assumptions may prove to be incorrect in whole or in part.
All of the forward-looking statements made in this presentation are qualified by the above cautionary statements and those made in the “Risk
Factors” section of Swisher’s registration statement on Form 10 filed with the Securities and Exchange Commission, the “Risk Factors” section of the most recently filed management information circular of CoolBrands International Inc. dated September 24, 2010 and Swisher’s other filings with Canadian securities regulators which are available on Swisher’s SEDAR profile at www.sedar.com.  These factors are not intended to represent a complete list of the factors that could affect Swisher.

The forward-looking information set forth in this presentation is subject to various assumptions, risks, uncertainties and other factors that are difficult to predict and which could cause actual results to differ materially from those expressed or implied in the forward-looking information.
Swisher disclaims any intention or obligation to update or revise any forward-looking statements, except to the extent required by applicable law.

• Swisher provides cleaning and sanitizing products and
services to commercial and residential customers in
North America and ten international markets
• Our solutions are designed to provide those essential
services that enhance the safety, satisfaction and
well-being of our customers
• We look for opportunities to continually expand our
customer relationships, becoming a single source
provider and maximizing organic growth
• Combining acquisitions and organic growth leverages
our route-based delivery infrastructure to drive
higher margins and profitability
3
Who We Are
Full Service Hygiene Solution for Our Customers
• Common denominator =  solving our customer’s hygiene and sanitation needs

Corporate Strengths
Distinct Business Advantages Drive Success
Attractive Business Model
– Solutions provider with full range of products and services
– Recurring revenue business
– Product line and services provide points of competitive
differentiation
– Nationwide service capability
– Low cost provider
– Attractive gross margins and route margins
Established Brand Identity
– Widely recognized as “hygiene experts”
– Providing regular, ongoing service to more than 35,000
customers
– Operating for more than 25 years

Industries are Widely Followed
– Large, attractive, addressable market
– Publicly traded competitors enjoy significant valuation multiples
– Established patterns of consistent revenue and earnings growth
– Industry economics generate significant earnings and cash flow
Business is Scalable
–National platform allows growth through corporate accounts and large distributors
–Heavy investment and integration cost to build national platform is substantially behind us
–Significant excess route capacity
–Corporate overhead is highly leverageable and scalable
–Large number of tuck-in acquisitions available at reasonable EBITDA multiples

Corporate Strengths
Distinct Industry Characteristics Drive Success

H. Wayne Huizenga – Chairman
Legendary entrepreneur, builder of four Fortune 500 companies:
• Waste Management • Republic Services • Blockbuster Entertainment Group • AutoNation
Steve Berrard – CEO
• President and CEO of Blockbuster Entertainment Group • Co-CEO of AutoNation
Thomas Byrne – COO
• Vice-chairman of Blockbuster Entertainment Group • Director of several leading consumer and business service firms
Thomas Aucamp – EVP
• Vice president of corporate development and strategic planning for Blockbuster Entertainment Group
Jeffrey Rhodes – SVP of Operations
• Vice president of distributor sales and corporate accounts for JohnsonDiversey
Supported by a management, operations and sales organization with managers  and staff from leading national and regional chemical and facility service providers

Management Team
30+ years Together Building Successful Businesses

Timeline 2004-2011
From Private to Public

2004
93 domestic
franchisees
No company-
owned locations
Regional coverage
Inconsistent service
and product
offering
Rudimentary
route-delivery
system
2005-2009
Repurchased
90% of domestic
franchisees
Replaced all
management systems
Added industry
experience
Expanded product
lines to become
full-service
Added vans
and upgraded
facilities
2010
Expanded
chemical service
coverage to 90%
of North America
Launched corporate
account and
distributor programs
Completed reverse
merger with CoolBrands
- providing company
~$60m (Can.) cash
Reporting issuer
in all provinces of
Canada
Public on TSX
2011-
NASDAQ listing
Expand distributor
program
Begin international
expansion
Continue to leverage
infrastructure with
organic and acquisition
growth
Evaluate other
markets that provide
other essential
hygiene and
sanitation
services

• Filed Form 10 and Form S-1 with SEC and become a U.S. reporting company on February 1, 2010
- Commenced NASDAQ trading on February 2
nd
• Repurchased Swisher franchisees in five markets
- Toronto - Edmonton - Calgary
- Vancouver - Orange County, CA
• Made strategic chemical acquisitions in key markets
- Florida - Idaho/Montana
- Washington/Oregon - Great Plains (MO, IL, AR, IA, KS, OK)
• Incurred 4
th
quarter costs in excess of $5 million for:
- Merger-related expenses and public company costs
- Expanded infrastructure for 2011 expansion
• Expect such costs will result in a 4
th
quarter 2010 income loss greater than
the $2.1 million loss incurred in the 4
th
quarter of 2009
Recent Events
Activities since November 2010 Merger

Swisher Today Swisher’s Corporate Position 9

Swisher in 2011
Full Service Solutions Provider
Company System
– 72 company branches
– 10 franchisees
– Weekly service coverage to
90% of US population
– Licensees in 10 countries

Franchise Company-Owned No Service No Service

Facility Service Program
Focused on Rental and Service
Germicide Mist
& Odor Control
•Powerful odor control
systems
•Full-facility misting of
all surfaces
•Use of proven
disinfectant
•Kill wide range of
contamination
Hygiene
Service
•Highly trained
technicians
•Proprietary techniques
•Weekly service
•Personal attention
Paper
Products
•Premium and
economy products
•Hand towels
•Toilet tissue
•Wipers
•Attractive, rugged
dispensers
Power Washing
•High power sanitizing
•Floor-to-ceiling
treatment
•Address key touch
points
•Restore facilities to
outstanding condition
Mat, Mop and
Towel Service
•Carpet, scraper and
logo mats
•Mops and frames
•Bar towels, aprons and
related products
•Guaranteed service
and outstanding pricing

Weekly expert service Customized fulfillment First-quality products Low, consistent pricing

Average savings of 20% Ongoing expert service Flexible scheduling Multiple delivery options Extensive training
Chemical Program
Full Product Range with Frequent Service
Warewashing
•Detergents, sanitizers
and related chemicals
•Formulations for
automatic and manual
systems
•Machines available for
purchase, rental or lease
•Water filtration systems
Cleaning
Chemicals
•Full selection
•Value-priced
•Highly efficient
•Available as ready-to-
use and as
concentrates
Hand Care
•Offering
Purell® and
custom branded
formulations
•Products available for
foodservice environments
and general surface use
•Personal protection
products available
Laundry
•Detergents, softeners
and related products
•Formulations for
commercial and
residential-style
machines
Specialty
•Broad range of
products
•Formulations for
specific use in
industrial, automotive,
healthcare, institutional
and other settings

Commercial Cleaning
Chemical Market – $17.9 Billion
Our Market Opportunity
Over $92 Billion
Current Addressable U.S. &
Canadian Market - $92.8 Billion
Fragmented market with 2/3 split among retailers
and small independent chemical companies 13
* Primarily through 3rd party distributors
Source:  Kline Consulting, Textile Rental Services Association and
various other industry publications and public competitor filings.

Customer Examples
What Full Service Means
Major Cruise Line
Regional
Foodservice Chain
Weekly service to growing
regional restaurant chain
•Foodservice and cleaning
chemicals
•Dish machines
•Water filtration
•Hand care
•Hygiene and power-
washing
Weekly service to major
cruise line with ships
across the globe
•Warewash, laundry and
housekeeping chemicals
•Chemical and soap
dispensing equipment
•Water filtration
14
Large Healthcare
Provider
Leading Hospitality
Chain
Weekly service to
multi-unit luxury hotel
group
•Warewash
chemicals
•Housekeeping
chemicals
•Hand care products
Service to large,
national assisted
living  chain
•Warewash, laundry
and housekeeping
chemicals
•Hand care products
•DfE
green certified
program

Core Growth Opportunities
Strategies for Consistent Growth

FIELD SALES
•Direct and with distribution
partners
•Partnership with Bunzl USA,
$8 billion re-distributor
•Targeted to leverage excess
local route capacity
CORPORATE ACCOUNTS
•Dedicated team with prior
industry experience
•Significant pipeline of multi-
unit prospects and tests
•Drives national and regional
volume
CURRENT CUSTOMERS
•Opportunity to significantly
increase revenue per customer
•Drives revenue per route
ACQUISITIONS
•Highly fragmented market
with hundreds of
opportunities
•Related, add-on services
•Synergies in purchasing,
routing and office expenses

International Opportunity Largely Untapped Significant opportunity also exists for growth in worldwide markets 16 Highlighted areas represent current operations, franchisees or licensees.

Expanding the Opportunity – Waste Collection 17

Strategic Rationale
Why Waste?
• Exposure to another sizable, well-regarded industry
• No intention of becoming primarily a waste business
• Essential service of existing and new Swisher customers, providing significant cross-selling opportunities
• Service not offered by facility service and chemical competitors
• Multiple small to mid-size acquisitions available
• Exposure to Swisher name on equipment and collateral enhances brand
• Complimentary route-based system leverages common infrastructure
• Recurring revenue business with predictable cash flow and excellent margins
• Our expansion strategy is focused in markets with strong Swisher presence

Eco-Friendly Leader 24/7 Collection and Disposal Multiple Facilities Total Market Coverage    Commercial & Residential
Environmental Programs
Full Range of Sanitation Solutions
Recycling
•Material Recovery
Facilities
•Providing reclaimed
material to manufacturers
•Processing paper,
cardboard, aluminum,
steel, plastic, glass
Waste
Collection
•Commercial and
residential collection
•Full range of
containers
•Flexible service to
meet specific demand
Compactors
•35 and 40 yard
compactors available
•Reduce high volume of
waste significantly
•Ideal for multi-unit
residences, hospitals,
malls, markets, etc.
Portable
Sanitation
•Full-service solution
•Includes placement,
disposal and
management
•Ideal for work sites,
events, etc.
•Small and large temp
septic tanks available
Rolloff
•Temp and permanent
open top dumpsters
•20, 30 and 40 yard
units available
•Ideal for construction
projects, demolition,
remodels, events, short-
term needs

Our Differentiation
Comprehensive Range of Products
Product/Service Uniform Co. Chemical Co. Waste Co. Swisher
Restroom Hygiene Service
Germicidal Misting
Power Washing
Paper Program
Hand Care Program
Dust Control Programs
Mat, Bar Towels & Aprons
Cleaning Chemicals
Warewashing Program
Laundry Program
Green Soap, Paper & Chemicals
Specialty Chemicals
Waste Collection

8
13
4
14
15
8
13
16
3
13
13
14
9
7 8
10
4
1
2
13
14
15
16
17
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
Full Coverage
Door-to-Dumpster Opportunity
21
Kitchen Chemicals
Dish Machines
Foodservice Wipers
Cleaning Chemicals
Laundry Products
Weekly Sanitizing Service
Pressure Washing
Germicidal Misting
Hand Sanitizer
Restroom Soap
Restroom Paper
Odor Control
Floor Mats
Floor Treatment
Drainline Treatment
Disposable Gloves
Waste Management
4
6
9
9
9
9
4
13
Sample Hospitality Customer Floorplan
13
13
5
12 11

Current Waste Acquisition Opportunity 22

Choice Environmental*
Highlights
•
Highly-recurring revenue tied to municipal
contracts
•
Attractive, near 20% EBITDA Margins
•
Strong management team with over 100 years in
waste business
•
Recent CapEx investments resulting in scaleable
platform / equipment
23
•
Founded in 2004 and based in Fort
Lauderdale, FL
•
Residential, commercial and industrial
solid waste and recycling services to
more than 150,000 residential and 7,500
commercial customers
•
Six hauling operations, three transfer and
MRF facilities
•
Operates throughout Southern and
Central Florida
•
Processes more than 120,000 tons of
material annually
•
320 employees and 150 collection
vehicles
*No definitive relationship yet exists with Choice Environmental; we are in discussions with them but can not make any assurances that an agreement will be consummated.

Strategic Rationale
Why Choice Environmental?
• Recurring revenue
• Attractive margins
• Senior management has over 100 years of waste experience with proven success consolidating fragmented industries through acquisitions and organic growth
• Good mix of the services that Swisher plans to pursue in its waste strategy
• Geographic concentration of revenue in attractive Florida markets
• Approximately 40% of revenue from exclusive municipal contracts

Market Integration
Multiple Service Offerings Drive Synergies

Swisher Branch Office
Swisher Corporate Office
Choice Hauling Operation*
Choice Transfer/MRF Facility*
Choice CNG Fueling Station*
Choice Corporate Office*
Installation Centers
*Upon closing of acquisition

Choice Environmental
Financial Summary
US$ in thousands
2007 2008 2009 2010
Revenue 17,937 $   33,577 $   37,534 $   44,894 $
Gross Margin 3,851 $      7,989 $      9,984 $      11,236 $
EBITDA 3,199 $      6,347 $      7,303 $      7,621 $
EBITDA % 17.8% 18.9% 19.5% 17.0%
2010 EBITDA Add-backs:
Start-up Costs in New Markets 1,063 $
Excess Owner's Comp 484
Adjusted 2010 EBITDA 9,168 $

Deal Profile & Timing
Terms of Acquisition
Consideration (US$)
Acquisition of Choice equity
(A)
$50,140,000 (9,200,000 shares)
Debt assumed  42,000,000
Total enterprise value $92,140,000
(A)
Market value at the date purchase price was established
Anticipated Timing
Complete acquisition due diligence February     8
Complete Private Placement commitment February   11
Sign merger agreement February   11
Announce merger and Private Placement February   11
Closing of merger
(B)
and Private Placement February   21
File registration statement March 4
(B)
Assumes Hart-Scott-Rodino filing is not required

Pro Forma Results 28

LTM September 30, 2010 Pro Forma
Positive EBITDA Before Synergies
US$ in millions
Swisher Target Pro Forma
Revenue 61.1 $       44.9 $       106.0 $
Cost of Sales 22.9 14.6 37.5
Gross Margin 38.2 30.3 68.5
Route Expenses 13.2 13.9 27.1
Route Margin 25.0 16.5 41.5
SG&A 27.9 8.8 36.7
Depr. & Amort. 4.4 3.7 8.1
Operating Loss (7.3) $       3.9 $         (3.4) $
(excl. $1.4 million of merger-related exp)
EBITDA (2.9) $       7.6 $         4.7 $
12 Months Ended Sept. 30, 2010

Pro Forma Balance Sheet
Assumes $50mm Financing
Pro Forma September 30, 2010
Swisher Consolidated Post-Transaction
Pro Forma Target Pro Forma Pro Forma
Cash and Equivalents $60,347 $503 $60,850 $5,762 $66,612
Other Current Assets 9,685 4,588 14,273 14,273
Current Assets 70,032 5,091 75,123 5,762 80,885
PP&E (Net) 9,430 25,782 35,212 35,212
Intangibles 24,202 17,305 84,350 84,350
Notes Receivable & Other Assets 1,836 2,088 3,924 3,924
Total Assets $105,500 $50,265 $198,609 $5,762 $204,371
AP,  Accrued Expenses & Other $13,766 $5,821 $19,587 $19,587
Current Portion LTD 27,711 4,541 32,252 (4,541) 27,711
Current Liabilities 41,477 10,362 51,839 (4,541) 47,298
Non-Current Liabilities 12,576 34,447 47,023 (34,447) 12,576
Stockholder's Equity 51,447 5,456 99,747 44,750 144,497
Total Liabilities and Equity $105,500 $50,265 $198,609 $5,762 $204,371
Private
Placement
Notes: Balance Sheets are as of September 30, 2010.  Swisher Pro Forma is unaudited Pro Forma assuming the merger with Coolbrands
International would have been consummated as of that date – note, however that the merger did not close until November 2, 2010.  Target balance sheet is audited as of September 30, 2010 , the end of their fiscal year.  Private Placement gross proceeds of $50MM estimated to be reduced by $3.75MM in total transaction fees and $1.5MM related to payment of pre-payment penalty due Target lender.

Pro Forma Ownership
At close of Financing and Acquisition
Assumptions: Price at Offering $5.50
Gross Proceeds $50,000,000
Pre-Deal Post-Deal
Insiders & Individuals Shares % Owned Insiders & Individuals Shares % Owned
Wayne Huizenga 25,005,311 20.8% Wayne Huizenga 25,005,311 18.0%
Steven Berrard 25,005,359 20.8% Steven Berrard 25,005,359 18.0%
Others 15,220,996 12.6% Others 15,220,996 11.0%
Total 65,231,666 54.2% Total 65,231,666 47.0%
Institutions 10,456,423 8.7% Institutions 10,456,423 7.5%
Public 38,326,974 31.8% Public 38,326,974 27.6%
Fully-Diluted Fully-Diluted
Options 880,000 0.7% Options 880,000 0.6%
Warrants 5,500,000 4.6% Warrants 5,500,000 4.0%
Total 120,395,063 100.0%
Deal-Related
M&A Consideration 9,200,000 6.6%
Issued in PIPE 9,090,909 6.6%
Total 138,685,972 100.0%

Summary
Strong Foundation for Success
– Attractive business model
– Sustainable competitive difference
– Not dependent on a single product line
– Fixed costs already in place
– Large, growing market which allows for:
– Significant revenue and earnings growth
– Considerable number of both small and large
acquisition opportunities
– Continual leverage of existing infrastructure
increases margins
– Target route margins above 45%
– Target EBITDA margins above 15%
– Proven management team
– Considerable experience consolidating fragmented
industries

Purchaser’s Right of Action

Ontario
Part 5 of Ontario Securities Commission Rule 45-501 – Ontario Prospectus and Registration Exemption (“Rule 45-501”) provides that the right of action for damages and right of rescission referred to in Section 130.1 of the Securities Act (Ontario) (the “Act”) shall generally apply in respect of an offering memorandum delivered to a prospective purchaser in connection with a distribution made in reliance on certain exemptions from the prospectus requirements under the Act.  In the event that this presentation, together with any amendments hereto, is furnished to a prospective purchaser of the securities of Swisher resident in Ontario and contains an untrue statement of a material fact or omits to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made (a “misrepresentation”), a subscriber resident in Ontario who purchases the securities offered by this presentation during the period of distribution has, without regard to whether the subscriber relied on the misrepresentation, a right of action for damages against Swisher.  The subscriber may elect to exercise a right of rescission against Swisher, in which case, the subscriber will have no right of action for damages against Swisher.  No action to enforce the right of rescission shall be commenced more than 180 days after the date on which payment for the securities is made by a subscriber resident in Ontario and no action for damages shall be commenced more than the earlier of:
a)
180 days after the subscriber first had knowledge of the facts giving rise to the cause of action, or
b)
three years after the date on which payment for the securities is made by a subscriber resident in Ontario.
The rights of action for rescission or damages are subject to the following defences and limitations available under Section 130.1 of the Act:
a)
Swisher will not be liable if it proves that the subscriber purchased the securities with knowledge of the misrepresentation;
b)
in the case of an action for damages, Swisher will not be liable for all or any portion of the damages that it proves do not represent the depreciation in value of the securities as a result of the misrepresentation relied upon; and
c)
in no case will the amount recoverable in any action exceed the price at which the securities were offered to the subscriber.
The right of action for rescission or damages described herein is in addition to and without derogation from any other right or remedy otherwise available at law to the subscriber. Prospective purchasers are encouraged to refer to the Act and to Rule 45-501 promulgated thereunder for the complete text of the provisions under which these rights are conferred.